ITEM 77Q1(E) NEW INVESTMENT ADVISORY CONTRACTS

Incorporated by reference to exhibits d(1)(i), d(1)(ii), d(2)(i) and d(2)(ii) to post-effective amendment no. 13 to Registrant's registration statement filed on Form Type 485APOS on February 27, 2001 (Accession No. 0000927016-01-001118).